PLANTS, EQUIPMENT AND FACILITIES	12 Months Ended
Dec. 31, 2012
PLANTS, EQUIPMENT AND FACILITIES

9. PLANTS, EQUIPMENT AND FACILITIES

December 31,	2012	2011
Land and land improvements	$25.2	$21.0
Buildings	188.9	196.3
Machinery and equipment	795.0	671.0
Construction in progress	301.3	221.5

Plants, equipment and facilities, at cost	$1,310.4	$1,109.8

Change in Depreciation Method and Useful Lives

Effective January 1, 2012, we changed our method of depreciation for the majority of our North American fixed assets from straight line composite depreciation to straight line by individual asset.

Historically, we had used the composite depreciation method for the Plants, Equipment and Facilities at the majority of our North American facilities. Under this method, all similar assets across these locations were combined into common pools and depreciated under composite depreciation rates. Recent business divestitures and sales of assets had significantly reduced our composite asset base, and during 2011, we performed a full physical inventory of fixed assets at our composite locations. As part of this analysis, where appropriate, we made changes to certain asset records in our fixed assets system effective January 1, 2012 to segregate individual assets that had been installed together and had previously been combined into one item. We also reviewed the estimated useful lives of our assets at this more specific level.

We believe that the straight line depreciation method for individual assets is preferable to the composite method because it is a more precise method of allocating historical cost and results in a consistent depreciation policy for all of our locations.

As a result, the useful lives of our assets are now generally estimated to range from 5 to 30 years for equipment and from 10 to 38 years for buildings. This change in the method of depreciation is considered a change in accounting estimate inseparable from a change in accounting principle, and resulted in changes to our depreciation expense prospectively from the effective date.

For the year ended December 31, 2012, the changes described above resulted in an increase over our historical depreciation expense of approximately $4.4 before taxes, or approximately $2.9 after taxes, which represents a decrease of $0.06 to our basic and diluted earnings per share for the period.

The average composite depreciation rates utilized in the U.S. and Canada, expressed as a percentage of the average depreciable property in service, were 4.7% in 2011 and 4.5% in 2010. Gross cost of the assets depreciated under the composite method in the U.S. and Canada totaled $854.1 as of December 31, 2011, with $189.0 included in non-current assets held for sale at December 31, 2011, and the remainder included in plants, equipment and facilities, at cost.

Following are the depreciable lives for our assets under the composite and straight line methods:

	2012	Prior To 2012
Category	Straight Line Depreciation	Composite Depreciation	Straight Line Depreciation
Buildings	10-38 years	31 years	20-33 years
Machinery and equipment	5-30 years	5-18 years	3-15 years